Exhibit 99.2 Manitex International, Inc. Conference Call Fourth Quarter & Full Year 2010 March 17th, 2011

Forward Looking Statements
& Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-
looking statements. These factors and additional information are discussed in the Company's filings with the Securities and
Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-
looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s fourth quarter 2010 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

2010 Summary
•
2010 was a year of significant financial improvements from
2009, highlighted by the near-doubling of revenues, record
EBITDA margins, and highest quarterly EPS in Manitex history
•
Achieved 31% organic growth
•
Our commitment to international diversification and addition of new product lines bolstered our growth
•
Our products remain focused on specialized lifting equipment
•
Continued emphasis on cost control resulted in margin
expansion and operating leverage

Overview-Fourth Quarter 2010
•
Continuing the momentum from Q3-2010 together with full quarter contribution from CVS Ferrari
–
Year on year quarterly revenues up 98% to $29.5 million
–
Net income of $0.9 million, EPS of $0.08 and highest ever quarterly EBITDA of $2.9 million, 9.6% of sales
–
Gross margin remains strong at 25.9%
•
US markets remained weak, but we exploited niche opportunities in energy, utility, container handling and international sectors. Non – US revenues grow to
38% of total revenues (2007=20%)
–
Year-on-year backlog increase of 80%, sequential quarter increase of 21%
•
Continuing focus on cost control, working capital and liquidity
–
Q4-2010 incremental sales of $14.6 million generated 15% incremental operating income*
–
Managing growth with existing credit facilities. Cash and availability under credit lines of
$4.3 million at December 31, 2010
*excluding 2009 bargain purchase

Key Figures - Quarterly
USD thousands Q4-2010 Q3-2010 Q4-2009
Net sales $29,544 $24,859 $14,934
% change in Q4-2010 to prior period
19% 98%
Gross profit 7,660 5,855 3,444
Gross margin %
25.9% 23.6% 23.1%
Operating expenses
Includes benefit from bargain purchase gain
5,605
-
4,365
-
776
(2,915)
Net Income 932 657 3,842
Ebitda 2,850 2,271 426*
Ebitda % of Sales
9.6% 9.1% 2.9%
Working capital 31,692 29,621 25,578
Current ratio 2.4 2.7 2.8
Backlog 39,905 32,847 22,122
% change in Q3-2010 to prior period
21% 80%
*Excluding gain on bargain purchase

Q4-2010 Operating Performance
$000 $000
Q4-2009 Net income
Q4-2009 bargain purchase gain
3,842
(2,915)
927
Gross profit impact of increased sales of $14.9
million (Q4-2010 sales less Q4-2009 sales at Q4-2009 gross profit
% )
3,369
Benefit from improved margin (Q4-2010 gross profit % -
Q4-2009 gross profit % multiplied by  Q4-2010 sales)
847
Increase in gross profit 4,216
Increase in operating expenses (including new
operations expenses of $1.6 million)
(1,914)
Interest & Other income / (expense) (108)
Increase in tax (2010 charge v 2009 benefit) (2,189)
Q4-2010 Net income $        932

Key Figures - Annual
USD thousands 2010 2009 2008
Net sales $95,875 $55,887 $106,341
% change in 2010 to prior period
72% (10%)
Gross profit 23,334 11,157 17,465
Gross margin %
24% 20% 16%
Operating expenses 17,797 7,813* 14,057
Tax charge (benefit) 1,026 (2,097) (407)
Net Income from continuing operations 2,109 3,639* 1,799
Ebitda 8,676 1,982 5,416
Ebitda % of Sales
9.0% 3.5% 5.1%
Working capital 31,692 25,578 23,623
Current ratio 2.4 2.8 2.4
Backlog 39,905 22,122 15,703
*Including gain on bargain purchase $3,815

2010 Operating Performance
$000 $000
2009 Net income
2009 bargain purchase gain
3,639
(3,815)
(176)
Gross profit impact of increased sales of $40
million (2010 sales less 2009 sales at 2009 gross profit % )
7,998
Benefit from improved margin
(2010 gross profit % - 2009
gross profit % multiplied by 2010 sales)
4,179
Increase in gross profit 12,177
Increase in operating expenses (including new
operations expenses of $3.7 million)
(6,169)
Interest & Other income / (expense) (600)
Increase in tax (2010 charge of $1.0m v 2009
benefit of $2.1m)
(3,123)
2010 Net income $       2,109

2010 Operating Expenses
•In 2010 incurred additional SG&A costs of $2.0 million in “2009 operations” that generated an additional $17.1 million in revenue
•Increases in SG&A from reinstatement of portion of compensation costs, selling expenses and freight, legal costs
•2009 operating expenses were reduced by $3.8 million from the bargain purchase gains on Badger and Load King
$ millions
Incremental Sales in 2010 from 2009 operations *
17.1
2010 (Increase) / decrease in operating expenses in "2009 operations"
Increase in R&D expenses
(0.3)
Decrease in restructuring expense
0.1
Increase in SG&A expenses
(2.0)
Exchange rate effect
(0.3)
Non- recurring bargain purchase gain on 2009 acquisitions
(3.8)
Total Incremental Operating Expenses in "2009 operations" (6.3)
Incremental SG&A % of sales
11.7%
* 2009 operations includes Manitex, Liftking, and Crane & Schaeff and excludes Badger for six months to June 30th 2010, Load King, CVS Ferrari and North American Equipment Exchange (NAEE)

Working Capital
$000 Q4-2010 Q3 2010 Q4 2009
Working Capital $31,692 $29,621 $25,578
Days sales outstanding 60 62 67
Days payable outstanding 62 53 73
Inventory turns 2.9 2.7 1.7
Current ratio 2.4 2.7 2.8
Operating working capital 36,763 34,833 29,112
Operating working capital % of LQ sales 31.1% 35.0% 48.7%
•Increase in working capital Q4-2010 v Q4-2009 principally from increased accounts receivable ($9.7m) and inventory ($3.4m) and offset by increased accounts payable, accruals & other liabilities ($8.4m)
•Inventory increase includes $1.3 million from new operations of CVS and
NAEE
•Operating working capital improvement to 31% of annualized LQ sales

Debt and Liquidity
$000 Q4-2010 Q3-2010 Q4-2009
Total Cash 662 217 287
Total Debt 34,019 33,745 33,511
Total Equity 43,274 42,025 40,428
Net capitalization 76,631 75,553 73,652
Net debt / capitalization 43.5% 44.4% 45.1%
YTD EBITDA 8,676 5,826 1,982
YTD EBITDA % of sales 9.0% 8.8% 3.5%
•Ebitda for Q4-2010 at 9.6% of sales is best quarterly performance by the Company. Full year EBITDA of 9.0%
•Net reduction in term notes during 2010 of $1.8m:
•Revolver facility, based on available collateral at December 31, 2010 was $23.6m
•Cash and revolver availability at December 31, 2010 $4.3m
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash

Commercial Update
• US market sectors showing different profiles
–
General construction activity still limited resulting in low demand from rental fleets and general contractors. Our recent announcement of $13.5 million of orders did however include rental fleet orders indicating more positive outlook
–
Stronger niche market sectors of energy and utilities but these are also volatile and sensitive to underlying trends eg commodities
• Non-US markets have been showing stronger economic activity
–
We have targeted Canada, Middle East & parts of Europe
–
Non-US sales account for 38% of 2010 revenues, up from 20% in 2007
• Q4-2010 represented first full quarters contribution from CVS Ferrari
–
Container handling and inter-modal markets are showing increasing activity and equipment demand
–
Slowly building commercial and operational activities at CVS
• Strong presence and financial investment planned for ConExpo at Las
Vegas in March
–
Largest show in N. America held every three years
• Backlog of $40 million to enter 2011, an increase of 80% from 12/31/2009

2011 Outlook
•
Q1-2011
– Sales: Expectation that revenues will be solid improvement from Q1-
2010 sales of $22m
– Net Income: Impact of costs of regulatory filings and participation at
ConExpo of $0.7 million
– EPS: Despite the higher Q1 costs, we anticipate we will exceed Q1-
2010 EPS of $0.03
•
2011
– Expect specialty markets of energy, rail, and utilities to lead to double digit revenue growth year on year in our existing businesses.
Additionally, we expect incremental sales from our CVS operating agreement
Overall, our business model puts us on a firm footing as we
enter 2011 and we expect to continue to implement our
strategy and build upon it as the economy improves